UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 25, 2004

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	1-14160	06-1110906)
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

37 N. ORANGE AVENUE, SUITE 500

ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(407) 926-6615

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(407) 926-6616

(REGISTRANT’S FACSIMILE NUMBER, INCLUDING AREA CODE)

WWW.PAINCAREHOLDINGS.COM

(REGISTRANT’S WEBSITE ADDRESS)

Item 5.	Other Events.

On March 23, 2004, PainCare Holdings, Inc. announced that it signed a Letter of Intent to acquire and manage Denver Pain Management, P.C. (“DPM”), recognized as one of the World’s Leading Interventional Pain Management Practices based in Denver, Colorado.

A copy of the press release describing such transaction is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

99.1	Press release of the Company dated March 23, 2004

The exhibit attached hereto under “Item 7. Financial Statements and Exhibits” shall not be deemed “filed” for purposes of Section 18 of the Securities act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PAINCARE HOLDINGS, INC.

Date:	March 25, 2004	By:	/s/ RANDY LUBINSKY
Chief Executive Officer and Director

Date:	March 25, 2004	By:	/s/ MARK SZPORKA
Chief Financial Officer, Secretary and Director